                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549






                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 20, 1997



                           Pubco Corporation
          (Exact name of registrant as specified in its charter)



   Delaware                   0-1359                    53-0246410
(State or other            (Commission              (I.R.S. Employer
 jurisdiction of           File Number)             Identification No.)
 incorporation)



                            3830 Kelley Avenue
                           Cleveland, Ohio 44114
                 (Address of principal executive offices)



Registrant's telephone number, including area code:    (216) 881-5300







                            Page 1 of 3 Pages

Item 2.  Acquisition or Disposition of Assets.

a. On October 20, 1997, the Registrant acquired all of the outstanding capital stock (the "Kroy Shares") of Kroy, Inc. ("Kroy"), a Minnesota corporation, with administrative and sales offices in Scottsdale, Arizona, manufacturing facilities in Osceola and St. Croix Falls, Wisconsin, and small warehouse and office facilities in England, France and Germany. Kroy is a producer of commercial and industrial labeling printers and supplies and pioneered the lettering and labeling industry in the 1970s. The KroyR trademark is registered in over 40 countries. Its products are sold throughout the United States, Canada and Western Europe. Kroy also manufactures interior architectural signs from a separate Scottsdale, AZ facility.
    All of Kroy's facilities are leased from unaffiliated third parties.

    The acquisition was accomplished through separate purchase agreements with Kroy's stockholders: Kroy Holding Company, Marion and Warren Pollock, and Quest Equities Corp., the owners of 85%, 10% and 5% respectively of the Kroy Shares, for the aggregate cash sum of $272,500 and upon such additional terms and conditions as are set forth in such agreements, each of which are attached hereto and incorporated herein by reference. In addition, a subsidiary of the Registrant purchased Kroy's secured bank loan (the "Kroy Loan") from National Bank of Canada, Kroy's secured lender, for the approximately $5,000,000 amount then outstanding. This subsidiary now provides working capital to Kroy on a secured basis.

    The Registrant used cash on hand to complete the acquisition of the Kroy Shares and purchase of the Kroy Loan.

b. The Registrant anticipates that Kroy's St. Croix manufacturing facility will be maintained, but that its Osceola manufacturing facility will be relocated to the Registrant's facilities in Cleveland, Ohio in early 1998. The Registrant anticipates that Kroy's administrative and sales facilities in Scottsdale will be scaled back and that there will be some consolidation of Kroy's European facilities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Financial Statements and Pro Forma Financial Information

    It is impracticable to provide the required financial statements for the acquired business and the pro forma financial information relative to the acquired business at this time.
    Such financial statements and pro forma financial information will be filed as soon as practicable on Form 8-KA, but not later than 60 days after the filing of this Report.

Exhibits

    Exhibit 10.25 - Stock Purchase Agreement between the Registrant and Kroy Holding Company.

    Exhibit 10.26 - Stock Purchase Agreement between the Registrant and Marion and Warren Pollock.

    Exhibit 10.27 - Stock Purchase Agreement between the Registrant and Quest Equities Corp.

                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  PUBCO CORPORATION


                                  By  /s/ Robert H. Kanner
                                    -------------------------
                                    Robert H. Kanner
                                    President

Date:  October 31, 1997

                                                           Exhibit 10.25


                        STOCK PURCHASE AGREEMENT



    THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made this 20th day of October, l997 by and between PUBCO CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Pubco") and KROY HOLDING COMPANY, a corporation organized and existing under the laws of the State of Delaware ("Holdings").

                                RECITALS

    Holdings is the owner of 85,000 shares (the "Kroy Shares") of the issued and outstanding common stock of Kroy, Inc., a corporation organized and existing under the laws of the State of Minnesota
("Kroy"). Pubco desires to purchase all of the Kroy Shares and Holdings desires to sell all of the Kroy Shares upon the terms and conditions contained in this Agreement.

    NOW, THEREFORE, in consideration of the mutual promises, covenants, warranties and representations contained in this Agreement, the parties agree as follows:

1. Purchase and Sale. Upon the terms, subject to the conditions, and in reliance upon the representations and warranties contained in Sections 2 and 3 of this Agreement, at a closing of the transactions contemplated by this Agreement (the "Closing"), Holdings shall sell and Pubco shall purchase all of the Kroy Shares.

2. Holdings' Representations and Warranties. To induce Pubco to enter into this Agreement, Holdings represents and warrants to Pubco that:
    (i) the Kroy Shares are fully paid and non-assessable and at the Closing will be owned by Holdings free and clear of all liens and encumbrances of any type whatsoever other than transfer restrictions arising under state or federal securities laws and encumbrances created by or through Pubco; (ii) the Kroy Shares represent 85% of the issued and outstanding capital stock of Kroy; (iii) the Board of Directors of Holdings has authorized ( or by the Closing will have authorized) the execution, delivery and performance of this Agreement; (iv) Holdings has taken (or by the Closing will have taken) all action required by law, its Articles of Incorporation or Charter, its By-Laws or otherwise, to authorize such execution, delivery and performance of this Agreement and the sale of the Kroy Shares to Pubco; and (v) this Agreement is a valid and binding agreement of Holdings enforceable in accordance with its terms, except as enforceability may be limited by provisions of law relating to bankruptcy, insolvency, or creditors rights, or by general principles of equity. The representations and warranties contained in this Section 2 shall survive the Closing. Except for this Section 2 and the representations contained in Sections 6c and 12, Holdings makes no representation or warranty, whether explicit or implied, to Pubco regarding the Kroy Shares or Kroy itself or any other matter.

3. Pubco's Representations and Warranties. To induce Holdings to enter into this Agreement, Pubco represents and warrants to Holdings that:
    (i) the Board of Directors of Pubco has authorized (or by the Closing will have authorized) the execution, delivery and performance of this Agreement; (ii) Pubco has taken (or by the Closing will have taken) all action required by law, its Certificate of Incorporation, its By-Laws or otherwise, to authorize such execution, delivery and performance of this Agreement and the purchase of the Kroy Shares; and (iii) this Agreement is a valid and binding agreement of Pubco enforceable in accordance with its terms, except as enforceability may be limited by provisions of law relating to bankruptcy, insolvency, or creditors rights, or by general principles of equity. Pubco further represents and warrants that (i) it understands that neither the offer nor the sale of the Kroy Shares has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities law; (ii) it is aquiring the Kroy Shares solely for its own account and not with a view to any distribution or other disposition thereof; and (iii) it will not transfer the Kroy Shares except in a transaction that is registered, or is exempt from registration, under the 1933 Act and any applicable state securities laws. The representations and warranties contained in this Section shall survive the Closing.

4. Purchase Price. The purchase price (the "Purchase Price") for the sale and delivery by Holdings of the Kroy Shares shall be the sum of $100,000. The Purchase Price shall be paid by wire transfer or bank check at the Closing.

5. Closing. The closing shall occur as soon as all terms and conditions to the consummation of this Agreement have been satisfied, but no later than October 20, 1997. The Closing shall be held at 10:30 C.T. at the offices of Heller International, Inc. ("Heller International"), 500 West Monroe Street, Chicago, Illinois 60661, or at such other time or place as the parties may mutually agree. The date of the Closing is referred to herein as the "Closing Date".

6. Pubco's Conditions to Closing. The obligation of Pubco to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or prior to Closing of the following conditions:

    a. Representations and Warranties. The representations and warranties of Holdings set forth in Section 2 of this Agreement shall be true, complete and accurate in all material respects as of the Closing Date.

    b. Absence of Suits. No action, suit or proceeding shall have been instituted to restrain, prohibit or otherwise challenge the legality of the transactions contemplated herein.

    c. Stock Certificates. Holdings shall deliver to Pubco Certificates evidencing the Kroy Shares, which have been duly endorsed in blank for transfer. If any of the certificates can not be located, Holdings shall deliver a Lost Share Affidavit in lieu thereof containing customary representations to and indemnifications of Kroy, which shall survive the Closing.

    d. Appointment of Pubco Nominees, Resignation of certain Kroy Directors Immediately prior to the Closing, the Kroy Board of Directors shall have been expanded by 4 seats and the persons designated by Pubco and set forth on Exhibit C shall have been appointed to fill such new seats on the Closing Date. Contemporaneous with the Closing, all directors of Kroy other than the persons set forth on Exhibit C and other than Warren Pollock shall have resigned.

    e. Certificate(s) of Good Standing. Holdings shall have delivered to Pubco separate Certificates of Good Standing issued by the States of Minnesota, Arizona, and Wisconsin to the effect that Kroy is in good standing in each jurisdiction.

    f. Cancellation Tax Sharing Agreement and Other Intercompany Indebtedness. Holdings shall have delivered a document to Kroy
         (i) evidencing cancellation of the tax sharing agreement between Kroy and Holdings; (ii) cancelling any intercompany obligations owing by Kroy to Holdings under such tax sharing agreement;
         (iii) cancelling any other obligations of Kroy to Holdings, whether or not arising from the tax sharing agreement; and (iv) certifying that there are no obligations of any kind of Kroy to any direct or indirect parent or affiliate of Holdings.

    g. Release of Claims. Holdings shall have executed and delivered to Kroy a counterpart of a Release in the form of Exhibit A.

7. Holdings' Conditions to Closing. The obligation of Holdings to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or prior to Closing of the following conditions:

    a. Representations and Warranties. The representations and warranties of Pubco set forth in Section 3 of this Agreement shall be true, complete and accurate in all material respects as of the Closing Date.

    b. Absence of Suits. No action, suit or proceeding shall have been instituted to restrain, prohibit or otherwise challenge the legality of the transactions contemplated herein.

    c. Release of Guarantee. Holdings shall have received confirmation from Heller Financial, Inc. ("Heller Financial") that it has received a release from National Canada Finance Corporation ("NCFC") of the Heller Financial's guarantee of certain obligations of Kroy under Kroy's April 10, 1995 Credit
         Agreement, as amended (the "NCFC Release").

    d. Safeco Bond. Pubco shall have delivered to Heller Investments, Inc. ("Heller Investments") a standby Letter of Credit issued by Key Bank National Association in the amount of $667,000 to collateralize Heller Investment's exposure to Safeco Insurance Company of America ("Safeco") for posting a bond (the "Safeco Bond") for Kroy's portion of the judgment awarded in the litigation known by the parties as the K-Sun Litigation (the "K-Sun Litigation").

    e. Release of Claims. Kroy shall have executed and delivered to Holdings a counterpart of a Release in the form of Exhibit B.

    f. Special Releases. Kroy shall have provided written evidence, reasonably satisfactory to Holdings, that as of the Closing: (i) Kenneth Cleveland Associates, Inc. ("Associates") has no claims against Holdings arising out of its affiliation with Kroy; (ii) Gust Rosenfeld PLC ("Gust Rosenfeld") has no claims against Holdings or Heller Financial, including those set forth in that certain letter agreement dated April 9, 1997, arising out of its representation of Kroy; and (iii) Barrington has no claims against Holdings arising out of its affiliation with Kroy.

8. Heller International Indemnification. To induce Pubco to enter into this Agreement, Heller International hereby indemnifies and holds harmless Pubco and Kroy and their respective affiliates, stockholders, directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing, from and against any and all claims, losses, damages and reasonable expenses (collectively, "Claims and Losses") that any of them may incur as a result of Kroy's inclusion in any consolidated federal, state or local income tax return filed by Heller International (or its Affiliates) for any tax period prior to and including the Closing Date. Pubco or Kroy, as the case may be, shall give Heller International prompt written notice of any matter which it believes gives rise to indemnification under this Section 8 and, to the extent that such matter involves a claim by a third party, Heller International shall be entitled to assume the defense thereof.

9. Pubco Indemnification. Pubco and Holdings agree that the intention of this Agreement, as between Pubco and Holdings, is to transfer to Pubco all risks, liabilities and benefits associated with the ownership of the Kroy Shares by Pubco after the Closing and the ownership and operation of Kroy and its business by Pubco after the Closing. To that end, from and after the Closing Date, Pubco hereby indemnifies and holds harmless Holdings, and its affiliates, stockholders directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing, from and against any and all Claims and Losses that any of them may incur which arise out of Pubco's ownership of the Kroy Shares or the ownership or operation of Kroy and its business, including, without limitation, (i) any and all liability of Kroy to the plaintiff in the K-Sun Litigation and (ii) any and all expenses of Kroy incurred in connection with its defense of the K-Sun Litigation.

10. Further Assurances. Pubco and Holdings agree that, from time to time, whether before, at or after the Closing Date, they will, at the expense of the requesting party, execute and deliver such further instruments of conveyance and transfer and take such other action as may be reasonably requested by either Pubco or Holdings to carry out the purposes and intents of this Agreement and to vest further title to Pubco in the Kroy Shares. To the extent that such further assurance requires the signature or other cooperation of Heller Financial, Heller Investments, Heller International or any other Affiliate, Holdings agrees to use its best efforts to secure such signature or cooperation.

11. Certain Tax Matters. Heller International and Pubco hereby agree to jointly make an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended, and to jointly make an election under any similar state or local statute as Heller International and Pubco may designate, with respect to the transactions provided for in this Agreement. Heller International and Pubco will each execute such documents, provide such information and otherwise cooperate with the other as such party may reasonably request to enable Heller International and Pubco to file all forms and other documents relating to this election with the Internal Revenue Service and any applicable state or local authorities as soon as possible. Notwithstanding the immediately preceeding sentence, Heller International and Pubco agree that all such forms and other documents shall in fact be filed with the Internal Revenue Service and all applicable state or local authorities no later than 180 days after the Closing Date.

12. Kroy Tax Refund. Heller International and Holdings confirm and agree that the pending federal income tax refund of approximately $365,000 which was applied for by Holdings on behalf of Kroy on Internal Revenue Service Form 1139 (i) has not yet been received by either Heller International, Holdings or Kroy; (ii) when issued, shall be the sole property of Kroy; and (iii) if received by either Heller International or Holdings (or any of their respective affiliates) shall be promptly endorsed and delivered by such party to Kroy.

13. Termination This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to Closing:

    a. Mutual Consent. By the mutual written consent of Pubco and Holdings.

    b. Failure to Close by October 20, 1997. By either party hereto if the transactions contemplated by this Agreement have not been consummated on or before the close of business in Scottsdale, AZ on October 20, 1997.

    c. By Pubco. By Pubco if the conditions to its obligations hereunder have not been satisfied on or before Closing.

    d. By Holdings. By Holdings if the conditions to its obligations hereunder have not been satisfied on or before Closing.

    e. Effect of Termination. In the event of the termination or abandonment of this Agreement as provided herein, this Agreement shall become void and shall have no force or effect without any liability on the part of Pubco or Holdings to each other, provided, however, that this Section shall not relieve any liability of any party to the other if such termination occurred because a party willfully failed materially to perform any of its obligations under this Agreement.

14. Amendment, Governing Law, Successors and Assigns, Counterparts, Entire Agreement. This Agreement

    a. Amendment. May be amended at any time, but only by a writing signed by all parties hereto.

    b. Governing Law. Shall be construed under and in accordance with the laws of the State of Arizona without regard to conflict of laws principles.

    c. Assignability. Shall not be assignable by any party hereto and no person not a party to this Agreement shall have any rights hereunder.

    d. Binding Effect. Shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    d. Counterparts. May be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall be effective when one or more counterparts shall have been signed by and delivered to each of the parties.

    e. Entire Agreement. This Agreement together with the documents delivered to the parties contemporaneously herewith and at Closing embody the entire agreement and understandings between the parties and supersedes all prior agreements and understandings among them relating to the subject matter hereof, including any understandings embodied in that certain Term Sheet dated September 11, 1997, which Term Sheet the parties agree is non-binding.

15. Captions. The captions in this Agreement are included for convenience only and shall not in any way affect the interpretation or construction of any provisions hereof.

16. Notices. Any notices or other communication required or permitted hereunder shall be sufficiently given if personally delivered, or sent by certified mail postage prepaid, sent by overnight courier (providing proof of delivery) or faxed to the parties at the following addresses and fax numbers (or at such other address or fax number for a party as shall be specified by like notice):

         To Pubco:           Pubco Corporation
                             3830 Kelley Avenue
                             Cleveland, Ohio 44ll4
                             Attn:  Robert H. Kanner, President
                             FAX: (216) 881-8380

         With copy to:       Stephen R. Kalette
                             Vice President & General Counsel
                             at the same address and Fax number

         To Holdings         Kroy Holding Company
                             c/o Heller Equity Capital Corp.
                             500 West Monroe Street
                             Chicago, IL 60661
                             Attn: President
                             Fax: (312) 441-7236

         With copy to:       Charles Brissman
                             Senior Counsel
                             At the same address
                             Fax: (312) 441-7173

         With an additional
         copy to:            Gust Rosenfeld PLC
                             201 North Central Avenue
                             Suite 3300
                             Phoenix, Arizona 85073-3300
                             Attn:  Stephen W. Watkinson, Esq.
                             Fax: (602) 254-4878

16. Miscellaneous

    a. Expenses. Except as otherwise provided herein, the parties hereto shall pay their respective expenses, including the fees, disbursements and expenses of their respective attorneys and accountants, in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby. This Section shall be construed as an allocation of costs incurred in connection with this Agreement in the event it is either terminated without breach or consummated. It shall not be construed as a limitation of damages recoverable by either party in the event of a breach.

    b. Taxes. Except as otherwise provided herein, any tax consequences to any party resulting from the transactions contemplated by this Agreement shall be the sole responsiblity and liability of that party.


    IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed as of the day and year first above written.

                                       PUBCO CORPORATION


                                       By  /s/ Robert H. Kanner
                                         ------------------------------
                                         Robert H. Kanner, President

                                       KROY HOLDING COMPANY


                                       By  /s/ Thomas B. Lally
                                         -----------------------------
                                         Thomas B. Lally, President


Executed solely with respect to Sections 11 and 12 above:

HELLER INTERNATIONAL CORPORATION


By   /s/ Charles P. Brissman
  -----------------------------
Title:   Assistant Secretary
      -------------------------

                                                           Exhibit 10.26

                           Pubco Corporation
                           3830 Kelley Avenue
                           Cleveland, OH 44114


                             October 9, 1997


Warren and Marion Pollock
7301 Baltursol Lane
Charlotte, NC 28210

Re:  Kroy, Inc.

Dear Mr. and Mrs. Pollock:

The following sets forth our mutual agreement by which Pubco Corporation ("Pubco") agrees to purchase, and Warren and Marion Pollock (together, the "Pollocks") agree to sell, all of the Pollocks' shares and interest in Kroy, Inc. ("Kroy").

At a closing, simultaneously with and conditioned on Pubco's purchase of all shares of Kroy, Inc. owned by Kroy Holding Company, Pubco will purchase and the Pollocks will sell all of the shares of Kroy owned by the Pollocks for a total purchase price of $115,000 (equivalent to $11.50 per share).

The Pollocks represent and warrant to Pubco that the Pollocks own 10,000 shares of Kroy Common Stock, representing 10% of Kroy's outstanding Common Stock, that such shares are owned by the Pollocks free and clear of all liens and encumbrances, that such shares are fully paid and non-assessable, that the Pollocks have the power to execute and perform this agreement, that this agreement is the valid and binding agreement of the Pollocks, and that such 10,000 shares are the only shares of any class of stock of Kroy owned by the Pollocks.

Pubco represents and warrants to the Pollocks that this agreement is the valid and binding agreement of Pubco and that Pubco has the corporate power to execute and perform this Agreement.

Pubco agrees to offer to purchase the Kroy shares owned by Quest Equities Corp. ("Quest") on the same terms and conditions and at the same price per share as the purchase of the Pollock shares. Pubco and the Pollocks acknowledge that such shares owned by Quest are the subject of an Equity Sharing Agreement dated January 14, 1991 and an Escrow Agreement dated November 22, 1993. The Pollocks will cooperate with Pubco in attempting to achieve a purchase and sale of the Quest shares.

At the closing, the Pollocks will cause delivery of a certificate(s) for the 10,000 shares, duly endorsed for transfer in blank, and Pubco will deliver the $115,000 purchase price by wire transfer or official check pursuant to written instructions of the Agent under such Escrow
Agreement. Also at the closing, Warren Pollock will deliver his resignation as a Director of Kroy.

W. and M. Pollock
Re:  Kroy, Inc.
October 9, 1997
Page 2


Subject to such closing, the Pollocks hereby release Kroy, Kroy's stockholders (including Kroy Holding Company and its affiliates), affiliates, employees, officers and directors, and Pubco from any and all claims, liability or obligation to the Pollocks, or either of them, in any way arising out of the business and affairs of Kroy, the Pollock's purchase, sale and/or ownership of shares of Kroy, the separate sale to Pubco of Kroy Holding Company's shares in Kroy, Warren Pollock's service as a Director of Kroy or in any way related to Kroy.

The foregoing release is self executing and deemed in full force and effect upon the closing of this transaction. If requested by Pubco, the Pollocks will deliver at closing a separate release reaffirming the terms of this release.

This agreement supercedes any prior agreements or understandings concerning the subject matter including the Term Sheet dated September 11, 1997.

Please signify your agreement with these terms by signing and returning to Pubco the enclosed copy of this letter.

                                  Sincerely,


                                    /s/ Robert H. Kanner
                                  --------------------------
                                  Robert H. Kanner
                                  President


RHK:cm

Enc.


Accepted and Agreed to this 16th day of October, 1997.



                                    /s/ Warren Pollock
                                  --------------------------
                                  Warren Pollock


                                    /s/ Marion Pollock
                                  -------------------------
                                  Marion Pollock

                                                           Exhibit 10.27

                           Pubco Corporation
                           3830 Kelley Avenue
                           Cleveland, OH 44114



                             October 15, 1997



Quest Equities Corp.
Attention:  Michael Scinto
8 Old Canal Crossing
Farmington, CT 06032

Re:  Kroy, Inc.

Ladies and Gentlemen:

The following sets forth our mutual agreement by which Pubco Corporation ("Pubco") agrees to purchase, and Quest Equities Corp. ("Quest") agrees to sell, all of Quest's shares and interest in Kroy, Inc. ("Kroy").

At a closing, simultaneously with and conditioned on Pubco's purchase of all shares of Kroy, Inc. owned by Kroy Holding Company, Pubco will purchase and Quest will sell all of the shares of Kroy owned by Quest for a total purchase price of $57,500 (equivalent to $11.50 per share).

Quest represents and warrants to Pubco that Quest owns 5,000 shares of Kroy Common Stock, representing 5% of Kroy's outstanding Common Stock, that such shares are owned by Quest free and clear of all liens and encumbrances, that such shares are fully paid and non-assessable, that Quest has the corporate power to execute and perform this agreement, that this agreement is the valid and binding agreement of Quest, and that such 5,000 shares are the only shares of any class of stock of Kroy owned by Quest.

Pubco represents and warrants to Quest that this agreement is the valid and binding agreement of Pubco and that Pubco has the corporate power to execute and perform this Agreement.

Pubco and Quest acknowledge that such shares owned by Quest are the subject of an Equity Sharing Agreement dated January 14, 1991 and an Escrow Agreement dated November 22, 1993.

At the closing, Quest will cause delivery of a certificate(s) for the 5,000 shares, duly endorsed for transfer in blank, and Pubco will deliver the $57,500 purchase price by wire transfer or official check pursuant to the written instructions of the Escrow Agent under such Escrow Agreement.

Quest Equities Corp.
Re:  Kroy, Inc.
October 15, 1997
Page 2


Subject to such closing, Quest hereby releases Kroy, Kroy's stockholders (including Kroy Holding Company and its affiliates), affiliates, employees, officers and directors, and Pubco from any and all claims, liability or obligation to Quest, in any way arising out of the business and affairs of Kroy, Quest's purchase, sale and/or ownership of shares of Kroy, the separate sale to Pubco of Kroy Holding Company's shares in Kroy, or in any way related to Kroy.

The foregoing release is self executing and deemed in full force and effect upon the closing of this transaction. If requested by Pubco, Quest will deliver at closing a separate release reaffirming the terms of this release.

Please signify your agreement with these terms by signing and returning to Pubco the enclosed copy of this letter. If this letter is not signed and returned by Quest, or in the event this transaction does not close, in either case on or before the close of business in Scottsdale, Arizona on October 20, 1997 for any reason, then this agreement and Pubco's assent hereto is null and void and of no further force and effect.

                                  Sincerely,


                                    /s/ Robert H. Kanner
                                  -------------------------
                                  Robert H. Kanner
                                  President

RHK:cm
3631M
Enc.


Accepted and Agreed to this 16th day of October, 1997.

                                  Quest Equities Corp.

                                  by    /s/ Michael Scinto
                                     ----------------------
                                  its       Vice President
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